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                                                                               .
                                                               Exhibit (g)(viii)
                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                            EFFECTIVE DATE
----                                                            --------------
A.  Sweep Funds

Schwab Money Market Fund                                        May 1, 1993

Schwab Government Money Fund                                    May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                        May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares             May 1, 1993

Schwab US Treasury Money Fund                                   May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares               November 10, 1994

Schwab Government Cash Reserves Fund                            October 20, 1997

Schwab New Jersey Municipal Money Fund                          January 20, 1998

Schwab Pennsylvania Municipal Money Fund                        January 20, 1998

Schwab Florida Municipal Money Fund                             February 16, 1998

Schwab Massachusetts Municipal Money Fund                       April 21, 2003

B.  Other Funds

Schwab Value Advantage Money Fund-Investor Shares               May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares          June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                 February 25, 2003

Schwab Institutional Advantage Money Fund                       May 1, 1993

Schwab Retirement Money Fund                                    November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares              June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares   June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value         June 6, 1995
Advantage Shares

                                      THE CHARLES SCHWAB FAMILY OF FUNDS

                                      By:  __________________
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By:  __________________
                                           Randall W. Merk,
                                           Executive Vice President


Dated as of April 21, 2003

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

   FUND                                                 FEE
   ----                                                 ---
A. Sweep Funds

   Schwab Money Market Fund                             An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab Government Money Fund                         An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab Municipal Money Fund-Sweep Shares             An annual fee, payable monthly, of twenty one-hundredths of one percent
   (formerly Schwab Tax-Exempt Money Fund)              (.20%) of the Fund's average daily net assets

   Schwab California Municipal Money Fund-Sweep Shares  An annual fee, payable monthly, of twenty one-hundredths of one percent
   (formerly Schwab California Tax-Exempt Money Fund)   (.20%) of the Fund's average daily net assets

   Schwab US Treasury Money Fund                        An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab New York Municipal Money Fund-Sweep Shares    An annual fee, payable monthly, of twenty one-hundredths of one percent
   (formerly Schwab New York Tax-Exempt Money Fund)     (.20%) of the Fund's average daily net assets

   Schwab Government Cash Reserves Fund                 An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab New Jersey Municipal Money Fund               An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab Pennsylvania Municipal Money Fund             An annual fee, payable monthly, of

                                                        twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab Florida Municipal Money Fund                  An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab Massachusetts Municipal Money Fund            An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

B. Other Funds

   Schwab Value Advantage Money Fund-Investor Shares    An annual fee, payable monthly, of seventeen one-hundredths of one percent
                                                        (.17%) of the Fund's average daily net assets

   Schwab Value Advantage Money Fund-Institutional      An annual fee, payable monthly, of seventeen one-hundredths of one percent
   Shares                                               (.17%) of the Fund's average daily net assets

   Schwab Value Advantage Money Fund-Select Shares      An annual fee, payable monthly, of seventeen one-hundredths of one percent
                                                        (.17%) of the Fund's average daily net assets

   Schwab Retirement Money Fund                         An annual fee, payable monthly, of twenty one-hundredths of one percent
                                                        (.20%) of the Fund's average daily net assets

   Schwab Municipal Money Fund-Value Advantage Shares   An annual fee, payable monthly, of seventeen one-hundredths of one percent
   (formerly Schwab Tax-Exempt Money Fund)              (.17%) of the Fund's average daily net assets

   Schwab California Municipal Money Fund-Value         An annual fee, payable monthly, of seventeen one-hundredths of one percent
   Advantage Shares                                     (.17%) of the Fund's average daily net assets
   (formerly Schwab California Tax-Exempt Money Fund)

   Schwab New York Municipal Money Fund-Value           An annual fee, payable monthly, of seventeen one-hundredths of one percent
   Advantage Shares (formerly Schwab New York           (.17%) of the Fund's average daily net assets
   Tax-Exempt Money Fund)

                                      THE CHARLES SCHWAB FAMILY OF FUNDS

                                      By:  __________________
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By:  __________________
                                           Randall W. Merk,
                                           Executive Vice President

Dated as of April 21, 2003